UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2007

ABLEAUCTIONS.COM, INC.

(Exact name of Registrant as specified in charter)

Florida

000-28179

59-3404233

(State or other jurisdiction

           (Commission File Number)

(IRS Employer

of incorporation)

Identification Number)

1963 Lougheed Highway

Coquitlam, British Columbia Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code:  604-521-3369

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

The following discussion provides only a brief description of the documents described below.  The discussion is qualified in its entirety by the full text of the agreements.

On July 25, 2006 Ableauctions.com, Inc. reported that its wholly-owned subsidiary, Axion Investment Corporation (formerly Stanford Development Corporation and referred to in this Current Report as “Axion”), entered into a joint venture agreement with Can-Italia Industries (“Can-Italia”) and 449991 B.C. Ltd. (“449991”) to form a joint venture for the purpose of purchasing two vacant lots for development (the “Property”).  In order to develop the Property, Axion, Can-Italia and 449991 formed Township Holdings Ltd. (“Township”).  Each of the parties to the own a one-third interest in the project.

On March 13, 2007, Axion authorized  Envision Credit Union (“ECU”) to make a demand loan to Township in the amount of $1.4 million (CAN) for the benefit of Can-Italia and 449991 (the “Loan”).  The parties have acknowledged that the Loan is for the sole benefit of 449991 and Can-Italia and have agreed that none of Township, Axion or Ladha will have responsibility for payments of the Loan and that Township, Axion and Ladha will be fully indemnified for any expenses or payments they become liable for thereunder.  In exchange for the Loan, ECU received a promissory note from Township requiring the payment of interest only at the rate of prime plus 1% per annum until ECU demands payment of the principal, a mortgage against the Property and a security interest in the personal property of Township.  ECU also required Axion and Abdul Ladha, the President of Ableauctions.com, Inc. and of Axion, to enter into a Debt Service Agreement.

Pursuant to the Debt Service Agreement, Mr. Ladha and Axion agree that they will be responsible for the monthly interest payments required by the promissory note in the event that 449991 and Can-Italia fail to make the payments as required.  Mr. Ladha and Axion

As consideration for their execution of the Debt Service Agreement, the directors of Can-Italia, Sehmbey and Singh, Can-Italia, 449991 and J. Purewall and S. Purewall, both of whom are directors of 449991, (collectively, these parties are referred to as the “Responsible Parties”) entered into an Escrow Agreement with Axion, Mr. Ladha and Peter James Goodwin, who acts as escrow holder.  Pursuant to the Escrow Agreement, the Responsible Parties acknowledge that Township, Mr. Ladha and Axion have no responsibility for payment of the Loan and 449991 and Can-Italia agree to indemnify Township, Mr. Ladha and Axion for any expenses or payments incurred by them in relation to the Loan.  449991 and Can-Italia also agree to make all Loan payments and to use their best efforts to renew the Loan until the Property is developed and sold, at which time the Loan will be paid from their shares of the sale proceeds.

If 449991 and Can-Italia default on the loan obligation to ECU, Axion will be entitled, but not obligated, to purchase the shares of stock in Township that are owned by the Responsible Parties at a price discount to market.  If Axion exercises its right to purchase the stock owned by the Responsible Parties, then it will have no further recourse against 449991 and Can-Italia for payment of the Loan.  If Axion does not exercise its right to purchase the stock owned by the Responsible Parties, then the Responsible Parties agree that they shall indemnify and hold Mr. Ladha, Axion and Township harmless from and against any amounts that they or any of them may pay in order to bring the Loan into good standing or to prevent ECU from foreclosing on its security, including, without limiting the generality of the foregoing, any payments of principal, interest, and legal fees made by Axion, Mr. Ladha or Township.

Item 9.01.

Financial Statements and Exhibits.

Exhibit 10.1

Debt Service Agreement dated May 14, 2007 among Envision Credit Union, Axion Investment Corporation and Abdul Ladha

Exhibit 10.2

Escrow Agreement dated May 14, 2007 among Axion Investment Corporation, Charanjit Singh, Pavitar Sehmbey, Can-Italia Industries Ltd., 44991 B.C. Ltd., Jarnail Purewall, Surinder Purewall, Abdul Ladha and Peter James Goodwin

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABLEAUCTIONS.COM, INC.

/s/ Abdul Ladha

Abdul Ladha, Chief Executive Officer

Dated:  May 16, 2007

Exhibit 10.1

DEBT SERVICE AGREEMENT

ENVISION CREDIT UNION

6470 201ST Street

Langley, B.C.

V2Y 2X4

Date of Offer Letter:  March 13, 2007

Name of Borrowers (the “Borrowers”)

Township Holdings Ltd. (Inc. No. BC0763916)

Aggregate amount of loan:  $1,400,000.00

In Consideration and as a condition of Envision Credit Union (the “Lender”) agreeing to make available to the Borrowers the loan(s) (the “Loan”) in the aggregate amount set out above pursuant to the terms of the Offer Letter from the Lender to the Borrowers, and in consideration of $1.00 and other good and valuable consideration now paid by the Lender to the undersigned (receipt of which is hereby acknowledged), the undersigned hereby irrevocably agrees with the Lender as follows:

1.

If the Borrowers default in making full payment of any installment of interest at the time and in the manner agreed to pursuant to the Offer Letter or the security documents (the “Security Documents”) referred to therein, and such default shall continue for 30 days or more, the undersigned shall, forthwith on demand by the Lender, pay to the Lender the amount of the unpaid interest.

2.

The obligations of the undersigned under paragraph 1 shall be continuing obligations in favour of the Lender which shall not be terminated by reason of a demand being made on the undersigned by the Lender hereunder, and the Lender shall be entitled to demand and redemand payment by the undersigned under paragraph 1 from time to time and at any time.

3.

Nothing herein contained shall prejudice or limit the right of the Lender to make demand for repayment by the Borrowers of the Loan as provided in the Offer Letter.  In the event of such demand being made, the undersigned shall be obligated under paragraph 1 to make payment of interest accruing under the Loan on the last day of each month until the Loan is repaid in full.

4.

The records of the Lender shall be conclusive evidence of the interest payable to it from time to time, and / or the failure of the Borrowers to pay any interest when the same becomes due under the Loan and the Security Documents.

5.

The Agreement shall be in addition to and not in substitution for the Security Documents or other security now held or hereinafter acquired by the Lender, and the Lender may do all or any of the following:

a)

grant time, renewals, extensions, indulgences, releases and discharges to;

b)

take securities from;

c)

abstain form taking additional security from;

d)

abstain from perfecting securities of;

e)

accept compositions from; and

f)

otherwise deal with

the undersigned, the Borrowers and all other persons and securities, including the Security Documents as the Lender may see fit without prejudice to the rights of the Lender under this Agreement or any other securities, including the Security Documents.

6.

The taking of judgment on any covenant contained herein shall not operate to create any merger or discharge of any liability or obligation of the undersigned hereunder or any securities, including the Security Documents, of any form held or which may be held hereafter by the Lender from the undersigned or the Borrowers or from any other person or persons whomsoever.

7.

If any one or more of the provisions contained in the Agreement should be determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

8.

This Agreement shall ensure to the benefit of the Lender and be binding on the undersigned and its heirs, executors, administrators, successors, and assigns.  In the event that this Agreement is executed by more than one party, the obligations hereunder of each of the undersigned shall be joint and several, but the failure of any other party or parties to sign this or any other Debt Service Agreement shall in no way limit or prejudice the liability of the undersigned to the Lender.

9.

Whenever the singular or the body politic or corporate is used herein the same shall be deemed to include the plural or the masculine or the feminine where the context or the parties so require.

10.

Any notice or demand referred to herein may be delivered, transmitted by facsimile machine (“fax”), or may be mailed by prepaid ordinary mail to the undersigned at the number or address set below, or such other number or address or which such party shall advise the Lender in writing from time to time, and the undersigned shall be deemed to have received such notice or demand on the date of delivery, if delivered, on the day following transmission, if transmitted by fax, or three (3) days after mailing, if mailed.

11.

All reasonable legal costs incurred by the Lender in the enforcement of the Agreement shall be for the account of the undersigned.

12.

This Agreement shall in all respects be governed by and be construed in accordance with the laws of the Province of British Columbia.

13.

The Agreement shall not be amended or varied or deemed to be amended or varied unless amended or varied by written instrument signed by a duly authorized officer of the Lender.

14.

It is the express wish of the parties that this Agreement and related documents be drawn up and executed in English.

In witness whereof this Agreement has been executed by the undersigned this _____ day of _______________, 2007.

SIGNED SEALED AND DELIVERED by

Axion Investment Corp.

Axion Investment Corp. in the presence of

by its authorized signatory:

__________________________________

               Witness:

/s/Abdul Ladha

Abdul Ladha

__________________________________

 Address

SIGNED SEALED AND DELIVERED by

Abdul Ladha in the presence of

__________________________________

               Witness:

/s/Abdul Ladha

Abdul Ladha

__________________________________

 Address

Exhibit 10.2

THIS ESCROW AGREEMENT dated for reference May 4, 2007

BETWEEN:

AXION INVESTMENT CORP., a body corporate under the laws of the Province of British Columbia, having an office at 1963 Lougheed Highway, Coquitlam, BC, V3K 3T8

("Axion")

OF THE FIRST PART

AND:

CHARANJIT SINGH, of 6590 Gilley Avenue, Burnaby, BC, V5H 3W9

(“Singh”)

OF THE SECOND PART

AND:

PAVITAR SEHMBEY, of #202 - 3457 Kingsway, Vancouver, B.C., V5R 5L5

(“Sehmbey”)

OF THE THIRD PART

AND:

CAN-ITALIA INDUSTRIES LTD., a body corporate under the laws of the Province of British Columbia, having a registered office at #200 - 8120 - 128th Street, Surrey B.C., V2W 1R1

(“Can-Italia")

OF THE FOURTH PART

AND:

449991 B.C. LTD., a body corporate under the laws of the Province of British Columbia, having a registered office at #200 - 8120 - 128th Street, Surrey B.C., V2W 1R1

(“449991")

OF THE FIFTH PART

AND:

JARNAIL PUREWALL, of 6173 - 144th Street, Surrey, Vancouver, B.C., V3X 1A4

(“Purewall”)

OF THE SIXTH PART

AND:

SURINDER PUREWALL, of 6260 142nd Street, Surrey, Vancouver, B.C., V3X 1B8

(“Surinder”)

OF THE SEVENTH PART

AND:

ABDUL LADHA, of 1963 Lougheed Highway, Coquitlam, BC, V3K 3T8

(“Ladha”)

OF THE EIGHTH PART

AND:

PETER JAMES GOODWIN, Barrister and Solicitor, of #217 - 713 Columbia Street, New Westminster, B.C.  V3M 1B2

(the "Escrow Holder")

OF THE NINTH PART

AND:

TOWNSHIP HOLDINGS LTD., a body corporate under the laws of the Province of British Columbia, having a registered office at 217 - 713 Columbia Street, New Westminster, BC, V3M 1B2

(the “Company”)

OF THE TENTH PART

W H E R E A S:

A.

By an agreement in writing dated for reference July 14, 2006, Axion (formerly Stanford Development Corporation), Can-Italia and 449991 agreed to form a joint venture for the purposes of acquiring two real properties located at 20542 - 80th Avenue and 20514 - 80th Avenue, Langley, B.C. (the “Properties”).

B.

By a further agreement in writing dated for reference July 28, 2006, Axion, Can-Italia and 449991 agreed to certain terms relating to securing bank financing for the purchase price for the Properties.

(hereinafter collectively referred to as the “Joint Venture Agreements”)

C.

The Company completed the purchase of the Properties on Aug 14, 2006 for the purchase price of $2,660,000.00 (the “Purchase Price”).

D.

Financing was not secured prior to the completion date and portions of the Purchase Price were paid by Axion from its own funds, and by 449991 and Can-Italia using borrowed funds.

E.

The legal and beneficial owners of the issued and outstanding shares of the Company are as follows:

i.

Axion - 120 Class “A” common shares

i.

449991 - 120 Class “A”common shares

ii.

Singh and Sehmbey - 60 Class “A” common shares each

F.

Purewall and Surinder are the directors of 449991 and Purewall is also a director of the Company.

G.

Singh and Sehmbey are the directors of Can-Italia and Singh is also a director of the Company.

H.

Ladha is the sole director of Axion and is also a director of the Company.

I.

In order to pay their share of the Purchase Price, 449991 and Can-Italia have caused an offer letter, dated March 13, 2007 to be issued by Envision Credit Union (the “Lender”) to the Company, offering to lend the Company the sum of $1,400,000.00 as a demand loan subject to an annual review, with monthly payments of interest only (the “Loan”) secured by, inter alia, a first mortgage and assignment of rents granted by the Company and registered against the title to the Properties (the “Mortgage”), a first commercial general security agreement signed by the Company, a first assignment of credit union shares of the Company, and a commercial promissory note granted by the Company (collectively the “Security Documents”).

J.

As a condition of advancing the Loan, the Lender has also required that Axion and Ladha enter into a Debt Service Agreement (the “Debt Service Agreement”) with the Lender, whereby Axion and/or Ladha may potentially become liable for payments due and owing under the Loan.

K.

The parties have acknowledged that the Loan is for the sole benefit of 449991 and Can-Italia and have agreed that none of the Company, Axion or Ladha will have responsibility for payments of the Loan and that the Company, Axion and Ladha will be fully indemnified for any expenses or payments they become liable for thereunder.

L.

The parties have entered into this Agreement as security for Axion’s, Ladha’s and the Company’s potential liability to the Lender.

M.

The Escrow Holder has agreed to facilitate the agreement between the parties by acting as Escrow Holder on the terms and conditions set out in this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises, covenants and agreements herein contained, the receipt and sufficiency of which are acknowledged, the parties hereto declare and agree as follows:

1.

The Loan has been arranged for the sole benefit of 449991 and Can-Italia, and, notwithstanding the Joint Venture Agreements, the Mortgage, or any documents the Company or Axion, may be required to sign as a condition of the Lender advancing the Loan, Can-Italia and 449991 acknowledge and agree that neither the Company nor Axion nor Ladha shall have any responsibility for payment of any expenses related to the Loan nor for making any payments of principal or interest on the Loan to the Lender, nor shall any expenses arising from the Loan be recorded as an expense related to the Project (as defined in the July 14, 2006 Agreement).

2.

It is the intention of the parties that the principal amount of the Loan shall remain outstanding and the term of the Loan shall be renewed until such time as the Properties are developed, subdivided and sold and that the Loan shall be repaid out of the sale proceeds of the sale of strata units developed as part of the Project (the “Strata Units”).

3.

449991 and Can-Italia covenant to Axion, Ladha and the Company and agree that they shall jointly and severally make all payments under the Loan when due and shall use their best efforts to renew the Loan when necessary, and that they shall take all reasonable steps to prevent the Loan or the Mortgage from going into default and to prevent the Lender from taking steps to enforce its Mortgage, any of the Security Documents or the Debt Service Agreement.

4.

449991 and Can-Italia further covenant to Axion, Ladha and the Company and agree that they shall be jointly and severally liable for all amounts due under the Loan and for all costs and fees whatsoever associated with the Loan, as well as, but not limited to, legal fees and costs incurred by Axion and Ladha relating to this Agreement, the Debt Service Agreement and the Loan.

5.

449991 and Can-Italia covenant and agree that they shall cause the full amount of the Loan, or any renewal thereof, to be paid out of their shares of the proceeds from the sale of the Properties or Strata Units so that the Mortgage and the Security Documents may be discharged in due course.

6.

If at any time, the Lender delivers written demand to Axion or Ladha for payment of any amount pursuant to the Debt Service Agreement, or if the Lender attempts to enforce the Mortgage, any of the Security Documents or other security granted by the Company in respect of the Loan at any time during the term of the Loan or any renewal thereof, Axion shall have the option to purchase all of the shares in the Company then owned by 449991, Singh and Sehmbey on the following terms:

k.

Axion shall give 10 days written notice to 449991 and Can-Italia, Singh and Sehmbey setting out the default and of its intention to exercise its option to purchase if the default is not remedied;

l.

If the default is not remedied within 10 days, Axion may purchase  the shares of 449991, Singh and Sehmbey (the “Shares”) upon payment  to 449991 of:

i.

33.33% of the lesser of:

1.

the Purchase Price of the Properties, less 20% of that amount as liquidated damages and not as a penalty; and

2.

the then fair market value of the Properties, less 20% of that amount as liquidated damages and not as a penalty,

ii.

Less:

1.

50% of the Loan and any outstanding interest,

2.

33.33% of all Project related expenses of the Company including construction financing; and

3.

50% of all related legal fees and costs;  and

and upon payment to each of Singh and Sehmbey of:

iii.

16.66% of the lesser of

1.

the Purchase Price of the Properties, less 20% of that amount as liquidated damages and not as a penalty; and

2.

the then fair market value of the Properties, less 20% of that amount as liquidated damages and not as a penalty,

iv.

Less:

1.

25% of the Loan and any outstanding interest,

2.

16.66% of all Project related expenses of the Company including construction financing; and

3.

25% of all related legal fees and costs.

7.

If Axion elects not to exercise its option to purchase the Shares granted pursuant to paragraph 6 herein, then 449991, Purewall, Can-Italia, Singh, Sehmbey and each of them agree and acknowledge that they shall hold Axion, Ladha and the Company harmless and indemnify Axion, Ladha and the Company against any amounts that they or any of them may pay in order to bring the Loan into good standing or to prevent the Lender from enforcing the Mortgage or the Security Documents including, without limiting the generality of the foregoing, any payments of principal, interest, and legal fees made by Axion, Ladha or the Company.

8.

449991, Purewall, Surinder, Singh and Sehmbey  have delivered to the Escrow Holder and the Escrow Holder hereby acknowledges receipt thereof of the following documents which shall be held by the Escrow Holder in escrow subject to the terms and conditions of this Agreement:

(b)

Share Certificate number 3A in the name of 449991 representing One Hundred Twenty (120) Class “A” Common shares of the Company duly endorsed in blank for transfer;

(c)

Share Certificate number 4A in the name of Singh representing Sixty (60) Class “A” Common shares of the Company duly endorsed in blank for transfer;

(d)

Share Certificate number 5A in the name of Sehmbey representing Sixty (60) Class “A” Common shares of the Company duly endorsed in blank for transfer;

(e)

The resignation in writing of Purewall as director of the Company;

(f)

The resignation in writing of Singh as director and officer of the Company; and

(g)

Shareholders’ Minutes accepting the resignations of Singh and Purewall as  directors of the Company and reducing the number of directors of the Company which documents, together with other documents from time to time delivered to the Escrow Holder pursuant to this Agreement, are hereinafter called the "Escrow Documents".

9.

The Escrow Holder shall hold the Escrow Documents in escrow and undelivered and:

(a)

shall deliver the Escrow Documents to 449991, Purewall, Singh and Sehmbey seven (7) days after receipt by the Escrow Holder of a notice in writing from Axion stating that the Loan has been paid in full and the Mortgage and all related security have been discharged unless then prohibited by an Order of a Court of competent jurisdiction; or

(b)

shall deliver the Escrow Documents to Axion seven (7) days after the receipt by the Escrow Holder of a written statement from Axion stating that it has exercised its option to purchase set out in paragraph 6 herein and that all payments set out in paragraph 6 have been made to each of 449991, Singh, and Sehmbey unless then prohibited by an Order of a Court of competent jurisdiction.

10.

Upon receipt of the written notice referred to in sub-paragraph 9(a) of this Agreement, the Escrow Holder shall forthwith give notice in writing to 449991, Can-Italia, Singh and Sehmbey of such receipt and shall send with such notice a copy of Axion’s written notice and upon receipt of a written notice referred to in sub-paragraph 9(b) of this Agreement, the Escrow Holder shall forthwith give notice in writing to 449991, Can-Italia, Singh and Sehmbey of such receipt and shall send with such notice a copy of Axion’s written notice.

11.

If Axion receives the Escrow Documents under the provisions of paragraph 9(b) hereof, all the rights and responsibilities of Axion and of 449991 and Can-Italia under the Joint Venture Agreements, and the rights of 449991, Singh and Sehmbey as shareholders shall be at an end and in particular, but without limiting the generality of the foregoing, Axion shall have no right to recover from 449991 or Can-Italia  any unpaid portion of the Loan or any damages for breach of the Joint Venture Agreements and 449991, Purewall, Can-Italia, Singh and Sehmbey shall have no right to redeem the Escrow Documents or to seek indemnification or payment from Axion in respect of any amounts of the Loan previously paid to the Lender.

12.

449991, Can-Italia, Singh and Sehmbey shall bear and pay from time to time the reasonable fees and expenses of the Escrow Holder in connection with the performance of his duties hereunder and shall indemnify and save harmless the Escrow Holder of and from all other claims, demands, damages, losses and expenses arising out of their performance and duties hereunder.

13.

The parties acknowledge to the Escrow Holder that the Escrow Holder shall not incur any liability for anything done by him in pursuance of his duties as Escrow Holder unless he is guilty of wilful default or neglect and the parties hereby release the Escrow Holder of and from any and all liability or otherwise and of and from any and all claims and demands both at law and inequity which the parties or any one or more of them may have now or hereafter have against the Escrow Holder relating to anything done by him in pursuance of his duties hereunder unless arising out of or from wilful neglect or default.

14.

The Company in entering into this Agreement consents to and agrees to be bound by all the terms hereof.

15.

449991, Singh and Sehmbey shall be entitled to retain and exercise all of the rights and benefits accruing in respect of the Shares, including but not limited to the right to receive dividends, the right to retain the benefit of any dividends of the Company while this Agreement remains in effect and the voting of any such shares at any annual or general meeting of the Company notwithstanding that the Shares shall be held in escrow.

16.

Any notice given under this Agreement shall be duly and properly given if mailed by prepaid registered post in British Columbia addressed as follows and any such notice shall be deemed to be received seventy-two (72) hours after the hour of mailing to the parties at their addresses as set out above or at such other addresses as the parties may from time to time designate by notice in writing to the others.

17.

This Agreement may be signed in counterparts and each such counterpart will constitute an original document and such counterparts, taken together, will constitute one and the same instrument.

18.

This Agreement shall enure to the benefit of and be binding upon the parties, their heirs, executors, administrators, successors and assigns.

IN WITNESS WHEREOF the parties have executed this Agreement as if under seal on the date first written above.

AXION INVESTMENT CORP.

Per:

Authorized signatory

   /s/ Charanjit Singh

       /s/ Pavitar Sehmbey

CHARANJIT SINGH	PAVITAR SEHMBEY

CAN-ITALIA INDUSTRIES LTD.

Per:

Authorized signatory

449991 B.C. LTD.

Per:

Authorized signatory

   /s/ Jarnail Purewall

/s/Surinder Purewall

JARNAIL PUREWALL	SURINDER PUREWALL

  /s/ Abdul Ladha

ABDUL LADHA

  /s/ Peter James Goodwin

PETER JAMES GOODWIN

  /s/ Township Holdings Ltd.

TOWNSHIP HOLDINGS LTD.

Per:

Authorized signatory